EXHIBIT 10.01


         AGREEMENT, dated as of November 11, 2004 (this "Agreement"), among NEOPHARM, INC., a Delaware corporation (the "Company"), John N. Kapoor, Ph.D. ("Kapoor"), Erick E. Hanson ("Hanson"), Gregory P. Young ("Young"), and Dr. Kaveh T. Safavi ("Safavi").

                             W I T N E S S E T H:

         WHEREAS, Kapoor has commenced a consent solicitation to, among other things, remove from the Board the Resigning Directors and the Continuing Directors (other than Gregory P. Young);

         WHEREAS, the Company, Kapoor and each of the Continuing Directors have determined that it is in their respective best interests to enter into this Agreement; and

         WHEREAS, immediately prior to the execution of this Agreement, each of the Resigning Directors has entered into an agreement with the Company, whereby, among other things, each of the Resigning Directors has resigned as a director from the Board of Directors.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. Definitions. Capitalized terms shall have the following meanings for purposes of this Agreement (and shall apply equally to both the singular as well as the plural forms):

         (a) "Affiliate" shall have the meaning assigned to such term in Rule 12b-2 promulgated under the Exchange Act.

         (b) "Annual Meeting" shall mean the Annual Meeting of the Company's stockholders to be held during the 2005 calendar year.

         (c) "Associate" shall have the meaning assigned to such term in Rule 12b-2 promulgated under the Exchange Act.

         (d) "Board of Directors" shall mean the board of directors of the Company.

         (e) "By-laws" shall mean the Amended and Restated By-laws of the Company, as in effect on the date hereof.

         (f) "Commission" shall mean the United States Securities and Exchange Commission.

         (g) "Common Stock" shall mean the common stock, par value $.0002145 per share, of the Company.

         (h) "Consent Solicitation" shall mean the solicitation of written consents from the Company's stockholders commenced by Kapoor pursuant to his definitive consent statement filed with the Securities and Exchange Commission on September 27, 2004.

         (i) "Continuing Directors" shall mean Hanson, Young and Safavi.

         (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (k) "New Directors" shall mean Dr. Bernard A. Fox, Ronald Eidell, Paul E. Freiman and Frank C. Becker.

         (l) "person" shall mean an individual, corporation, partnership, limited partnership, limited liability company, association, trust, estate, or other entity or organization.

         (m) "Resigning Directors" shall mean Dr. Matthew P. Rogan and Sander
A. Flaum.

         2. Representations and Warranties. (a) Each of Kapoor, Hanson, Young and Safavi hereby severally represents and warrants to the Company and each other party as follows:

         (i) Such person has all requisite power and authority to execute, deliver and perform its respective obligations under this Agreement. The execution, delivery and performance of this Agreement by such person and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of such person. Such person is of sound mind and has all requisite legal capacity to execute and deliver this Agreement.

         (ii) This Agreement has been duly executed and delivered by such person and (assuming due and valid execution and delivery by the Company and each other party hereto) constitutes a legal, valid and binding obligation of such person, enforceable against such person in accordance with its terms.

         (iii) The execution, delivery and performance of this Agreement by such person does not and will not violate or conflict with (i) any law, rule, regulation, order, judgment or decree applicable to such person, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could become a default) under or pursuant to, any agreement, contract, commitment, understanding or arrangement (any of the foregoing, a "Contract") to which such person is a party.

         (iv) No consent, approval, authorization, license or clearance of, or filing or registration with, or notification to, any court, legislative, executive or regulatory authority or agency (a "Governmental Authority") is required in order to permit such person to perform its respective obligations under this Agreement, except for such as have been obtained.

         (b) The Company hereby represents and warrants to each of the other parties as follows:

         (i) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Company.

         (ii) This Agreement has been duly executed and delivered by the Company and (assuming due and valid execution and delivery hereof by each of the other parties hereto) constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         (iii) The execution, delivery and performance of this Agreement by the Company does not and will not (i) violate or conflict with (A) the certificate of incorporation of the Company or By-laws or (B) any law, rule, regulation, order, judgment or decree applicable to the Company, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could become a default) under or pursuant to, any Contract to which the Company is a party.

         (iv) No consent, approval, authorization, license or clearance of, or filing or registration with, or notification to, any Governmental Authority, is required in order to permit the Company to perform its obligations under this Agreement, except for such as have been obtained.

         3. Resigning Directors. Fully executed copies of the Separation Agreements entered into between each of the Resigning Directors and the Company have heretofore been delivered to Kapoor, each such agreement being effective on the Effective Date immediately prior to the execution of this Agreement.

         4. Board of Directors Consent; Consent Solicitation. Concurrent with the execution of this Agreement,

         (a) the Continuing Directors and Kapoor have executed the unanimous written consent of directors attached hereto as Exhibit A, and

         (b) Kapoor shall terminate, effective immediately, the Consent Solicitation and revoke in writing any consents that he or his Affiliates or Associates have delivered in connection therewith. Without limiting the generality of the foregoing, not later than one business day after the date hereof, Kapoor shall notify the staff of the Commission in writing that he has terminated the Consent Solicitation. Promptly thereafter, the Company and Kapoor shall issue the joint press release attached hereto as Exhibit B, which the Company shall file with the Commission as additional definitive proxy materials under the Exchange Act.

         5. Annual Meeting. (a) The Company shall (1) cause to be nominated for election as directors to the Board of Directors at the Annual Meeting, each of: (i) the Continuing Directors; (ii) Kapoor; and (iii) the New Directors (the persons listed in clauses (i), (ii) and (iii), collectively, the "Nominees"), (2) publicly support and recommend that the Company's stockholders vote to elect the Nominees as directors of the Company at the Annual Meeting, (3) include the foregoing recommendation in its proxy materials for the Annual Meeting, and (4) solicit authority (and the Company's form of proxy shall so solicit) to vote for the Nominees at the Annual Meeting. The Company shall use its best efforts to solicit proxies in favor of the election of the Nominees at the Annual Meeting. In connection with the Annual Meeting, each of Kapoor and the Continuing Directors shall, and shall each cause its respective Affiliates and Associates to, support the Nominees as directors of the Company at the Annual Meeting. Each of the Company, Kapoor and the Continuing Directors acknowledge that to the best of their knowledge,
(A) there are no circumstances that would preclude any of the New Directors from serving as members of the Board of Directors and (B) each of the New Directors are suitable nominees for election to the Board of Directors.

         (b) In connection with the election of directors at any meeting of stockholders or in connection with any action by written consent in lieu of a meeting related to the election of directors, each of the Continuing Directors and Kapoor shall vote, in person or by proxy or written consent, as the case may be, any and all shares of Common Stock over which such person has voting power in favor of the election of the Nominees to the Board of Directors and shall cause his Affiliates and Associates to so vote or consent with respect to shares of Common Stock over which they have voting power.

         (c) Each of the Company and the Continuing Directors agrees that (i) so long as Kapoor submits to the Company the requisite information required by applicable law and Section 2.4 of the By-laws as such Section 2.4 is in effect immediately prior to the execution of this Agreement (the "Advance Notice Provisions") no later than 5:00pm, New York City time, December 30, 2005, and notwithstanding any amendment of the Advance Notice Provisions or adoption of other restrictions with respect to the 2006 Annual Meeting, Kapoor shall be entitled to nominate directors and propose other business at the annual meeting of the Company's stockholders for the 2006 calendar year (the "2006 Annual Meeting") and (ii) the Company and the Continuing Directors will not take any action, including action with respect to the mailing of the Company's proxy materials for the 2006 Annual Meeting or scheduling of the date of the 2006 Annual Meeting, intended to preclude or that would have the effect of precluding Kapoor from nominating directors or proposing other business at the 2006 Annual Meeting.

         6. Restriction on Certain Activities. (a) The Company, Kapoor and each of the Continuing Directors hereby agree that, during the term of this Agreement, they shall not, alone or as part of a group, and will not encourage or assist another party to, take any action, including the "solicitation" of "proxies" or consents (as such terms are defined in Rule 14a-1 under the Exchange Act), seeking the removal of any Nominee from the Board of Directors and that they will not vote or consent with respect to any shares of Common Stock over which such person has voting power in favor of the removal of any of the Nominees from the Board of Directors and shall each cause his Affiliates and Associates not to take any such action or so vote or consent with respect to any shares over which they have voting power. The Company, Kapoor and each of the Continuing Directors agree that, during the term of this agreement they shall not, alone or as part of a group, and will not encourage or assist another party to, commence or initiate any "solicitation" of "proxies" relating to the election of directors of the Company, except (i) in favor of the Nominees at the Annual Meeting or (ii) in favor of a matter that is approved by the Board of Directors, and that they will cause their Affiliates and Associates not to commence or initiate any such action. Each of the Continuing Directors and Kapoor agrees not to, alone or as part of a group, and will not encourage or assist another party to, initiate, propose or otherwise solicit stockholders of the Company for the approval of any stockholder proposals, whether made pursuant to Rule 14a-8 under the Exchange Act or otherwise (other than any proposal supported by the Company with the approval of the Board of Directors). Each of the Company, the Continuing Directors and Kapoor agrees not to, alone or as part of a group, and will not encourage or assist another party to, make any publicly disclosed proposal regarding any of the matters described in the preceding sentences of this
Section 6(a) and they will cause each of their Affiliates and Associates not to take any such action. It is understood and agreed that the foregoing shall not be deemed to prohibit any of the Continuing Directors or Kapoor from engaging in any lawful acts in his capacity as a director of the Company that, if such action was not taken, would result in a breach of such person's fiduciary duties to the Company's stockholders under the Delaware General Corporation Law.

         (b) The Company represents and warrants to Kapoor that the By-laws have not been amended or modified since September 7, 2004.

         (c) In the event that the Company breaches any provision of, or fails to perform any of its obligations under, the first sentence of Section 5(a) of this Agreement, then: (i) any restrictions on the right or ability of Kapoor, his Affiliates or his Associates to vote their shares of Common Stock or solicit "proxies" (as such term is defined in Rule 14a-1 under the Exchange
Act), including the restrictions set forth in Section 6(a) of this Agreement, shall cease to apply and shall be of no further force or effect with respect to Kapoor, his Affiliates or his Associates; (ii) Kapoor shall have the right to nominate candidates for director or propose any other business in connection with the Annual Meeting; and (iii) any time periods, advance notice requirements, informational requirements, conditions, or other restrictions established by the By-laws (including Section 2.4 of the By-laws), by resolution of the Board of Directors or otherwise, that apply to the right or ability of Kapoor, his Affiliates or his Associates to nominate candidates for director or propose any other business shall not apply to such persons at the Annual Meeting, and the nomination of any candidates for director by Kapoor or the proposal of any other business by Kapoor shall be deemed conclusively to have been properly brought before the Annual Meeting or any postponement or adjournment thereof. It is understood and agreed that any Nominee's inability or unwillingness to serve as a director, which then precludes the Company from being able to fully comply with the first sentence of Section 5(a), shall not constitute a breach of such sentence by the Company.

         (d) Kapoor agrees that he shall not in any way publicly disparage the Company or its current and former officers, directors and employees or publicly disparage or make any public statements or proposals that are critical of, or alternatives to, the Company's business strategy or practices, verbally or in writing, or make any public statements that may reasonably be derogatory or detrimental to the good name or business reputation of any of the foregoing. Likewise, the Company and the Continuing Directors agree that they shall not in any way publicly disparage Kapoor or his Affiliates or Associates or make any public statements or proposals that are critical of Kapoor's views on the Company's business strategy or practices, verbally or in writing, or make any public statements that may reasonably be derogatory or detrimental to Kapoor's good name or business reputation. Nothing in this section shall preclude any party from responding truthfully to inquiries made in connection with any legal or governmental proceeding or from making such other statements as may be required by applicable law.

         (e) Kapoor agrees that he shall not seek to be elected or agree to serve as the Chairman of the Board of Directors until the date of the Annual Meeting.

         (f) None of the Company, the Continuing Directors or Kapoor shall make any public request to amend, waive or terminate any provision of this Agreement.

         7. Additional Agreements. Not later than the second business day after the date hereof, the Company shall reimburse Kapoor, in cash in immediately available funds, an amount up to $350,000 in documented, out-of-pocket fees and expenses incurred by Kapoor and payable to third parties not related to Kapoor in connection with the Consent Solicitation.

         8. Enforcement. The parties acknowledge and agree that irreparable harm would result if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties will be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically its provisions in any court having jurisdiction, this being in addition to any other remedy to which they may be entitled at law or in equity.

         9. Entire Agreement; Waivers. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties with respect to such subject matter. The parties expressly disclaim reliance on any information, statements, representations, or warranties regarding the subject matter of this Agreement other than the terms of this Agreement. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), shall constitute a continuing waiver unless otherwise expressly provided, or shall be effective unless in writing and executed by the party against which enforcement of such waiver is sought.

         10. Amendment or Modification; Severability. The parties hereto may not amend or modify this Agreement except in such manner as may be agreed upon by a written instrument executed by all of the parties hereto. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, the remaining provisions shall remain in full force and effect. It is declared to be the intention of the parties that they would have executed the remaining provisions without including any that may be declared unenforceable.

         11. Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, and each successor shall be deemed to be a party hereto for all purposes hereof.

         12. Headings; Interpretation; Counterparts. Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provision of this Agreement. The words "include," "includes," and "including" shall be deemed to be followed by the phrase "without limitation." Words denoting gender shall include all genders. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties, and each such executed counterpart will be an original instrument.

         13. Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if in writing (including telecopy or similar teletransmission), addressed as follows:

             If to the Company or the Continuing Directors, to:

             NeoPharm, Inc.
             150 Field Drive, Suite 195
             Lake Forest, Illinois 60045
             Attention: Gregory P. Young
             Telephone No.: (847) 295-8678
             Facsimile No.: (847) 295-8854

             with a copy to:

             Skadden, Arps, Slate, Meagher & Flom LLP
             333 West Wacker Drive
             Chicago, Illinois 60606
             Attention: Brian W. Duwe
             Telephone No.: (312) 407-0816
             Facsimile No.: (312) 407-8505

             and

             Burke, Warren, McKay & Seritella, P.C.
             330 North Wabash Avenue
             Chicago, Illinois  60611
             Attention:  Christopher R. Manning
             Telephone No.  (312) 840-7010
             Facsimile No.  (312) 840-7900

             If to Kapoor, to:

             John N. Kapoor, Ph.D.
             225 Deerpath Road, Suite 250
             Lake Forest, Illinois 60045
             Telephone No.:  (847) 295-8665, x110
             Facsimile No.: (847) 295-8680

             with a copy to:

             McDermott Will & Emery LLP
             227 West Monroe
             Chicago, Illinois 60606
             Attention: Thomas J. Murphy
             Telephone No.: (312) 984-2069
             Facsimile No.: (312) 984-7700

Unless otherwise specified herein, such notices or other communications shall be deemed received (a) in the case of any notice or communication sent other than by mail, on the date actually delivered to such address (evidenced, in the case of delivery by overnight courier, by confirmation of delivery from the overnight courier service making such delivery, and in the case of a telecopy, by receipt of a transmission confirmation form or the addressee's confirmation of receipt), or (b) in the case of any notice or communication sent by mail, three business days after being sent, if sent by registered or certified mail, with first-class postage prepaid. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

         14. Termination. This Agreement shall remain in full force and effect from the date hereof until December 1, 2005. Notwithstanding anything in this Agreement to the contrary, the provisions of Section 5(c), Section 6(c) and Sections 9 through 16, inclusive, shall survive any termination of this Agreement.

         15. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive law of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the law of any other jurisdiction.

         16. Exclusive Submission to Jurisdiction. Any disputes arising out of or in connection with this Agreement shall be adjudicated in the Court of Chancery of the State of Delaware. Each party hereto irrevocably submits to the personal jurisdiction of such court for the purposes of any such suit, action, counterclaim or proceeding arising out of this Agreement (collectively, a "Suit"). Each of the parties hereto hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such Suit, any claim that it is not subject to jurisdiction of the above court, that such Suit is brought in an inconvenient forum, or the venue of such Suit is improper. Each of the parties hereby agrees that service of all writs, process and summonses in any Suit may be made upon such party by mail to the address as provided in this Agreement. Nothing herein shall in anyway be deemed to limit the ability of any party to serve any such writs, process or summonses in any other matter permitted by applicable law.

                 [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective duly authorized representatives.

                                             NEOPHARM, INC.

                                             By: /s/ Gregory P. Young
                                                 -----------------------------
                                                 Name:  Gregory P. Young
                                                 Title: Chief Executive Officer
                                                        and President


                                             /s/ John N. Kapoor
                                             ---------------------------------
                                             John N. Kapoor, Ph.D.


                                             /s/ Gregory P. Young
                                             ---------------------------------
                                             Gregory P. Young


                                             /s/ Erick E. Hanson
                                             ---------------------------------
                                             Erick E. Hanson


                                             /s/ Kaveh T. Safavi
                                             ---------------------------------
                                             Dr. Kaveh T. Safavi

                                                                     EXHIBIT A


                           UNANIMOUS WRITTEN CONSENT
                                      OF
                           THE BOARD OF DIRECTORS OF
                                NEOPHARM, INC.

                               November 11, 2004


         The undersigned, being all of the directors of the board of directors (the "Board of Directors") of NeoPharm, Inc., a Delaware corporation (the "Company"), hereby consent in writing, pursuant to Section 141(f) of the Delaware General Corporation Law, to the adoption of the following resolutions by written consent in lieu of a meeting:

         RESOLVED that the resignations of Dr. Matthew P. Rogan and Sander A. Flaum as directors of the Company are hereby accepted.

         RESOLVED that the Board of Directors approves and declares it advisable that the Company enter into (i) the Agreement, dated as of the date hereof, among the Company, Gregory P. Young, Erick E. Hanson, Kaveh T. Safavi and John N. Kapoor, Ph.D. (the "Agreement") and (ii) the Separation Agreements dated as of the date hereof, with each of Dr. Matthew P. Rogan and Sander A. Flaum (the "Separation Agreements").

         RESOLVED that the form, terms and conditions of the Agreement and the Separation Agreements, copies of which have been provided to the members of the Board of Directors, be, and the same hereby are, approved, authorized and adopted by the Company, and the acts and transactions contemplated by the Agreement and the Separation Agreements and all other actions or matters necessary or appropriate to give effect to the foregoing be, and the same hereby are, in all respects, approved, authorized and adopted by the Board of Directors.

         RESOLVED that, pursuant to Section 3.2 of the Amended and Restated By-laws of the Company, as in effect on the date hereof, the number of directors of the Corporation shall be set at eight (8).

         RESOLVED that the vacancies created by (i) the resignation of Dr. Matthew P. Rogan and Sander A. Flaum as directors from the Board of Directors and (ii) the expansion of the size of the Board of Directors pursuant to the immediately preceding resolution, shall be filled by the following individuals: Dr. Bernard A. Fox, Ronald Eidell, Paul E. Freiman and Frank C. Becker.

         RESOLVED that Section 1(a) of the Rights Agreement dated as of June 30, 2003, and amended as of September 20, 2004, between the Company and Computershare Investor Services, L.L.C. (the "Rights Agreement") is hereby amended by replacing "22%" with "30%" in each place "22%" appears in such section, as evidenced by the Second Amendment to the Rights Agreement dated as of the date hereof and attached hereto as Annex I.

         RESOLVED, that the officers of the Company, or any one of them, is hereby authorized, empowered and directed for, in the name of and on behalf of the Company, to take any and all actions,, to enter into all agreements, perform all such further acts and things, to execute, file, deliver, or record in the name of and on behalf of the Company all such certificates, instruments or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary or advisable in order to carry out fully the intent and purpose of the foregoing resolutions.



                           [Signature page follows.]

         IN WITNESS WHEREOF, the undersigned, being all of the directors of the board of directors of the Company, have executed this Unanimous Written Consent as of the date first written above.


                                           ___________________________________
                                           Gregory P. Young


                                           ___________________________________
                                           Erick E. Hanson


                                           ___________________________________
                                           Dr. Kaveh T. Safavi


                                           ___________________________________
                                           John N. Kapoor, Ph.D.

                                                                    ANNEX I TO
                                                     UNANIMOUS WRITTEN CONSENT


                     SECOND AMENDMENT TO RIGHTS AGREEMENT

         This SECOND AMENDMENT TO RIGHTS AGREEMENT (this "Amendment"), adopted by the board of directors of NeoPharm, Inc., a Delaware corporation (the "Company"), on November 11, 2004 and dated as of November 11, 2004, is by and among the Company and Computershare Investor Services, L.L.C., a Delaware limited liability company ("Computershare"). Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Rights Agreement (as defined below).

                                   Recitals

         WHEREAS, the Company and Computershare are parties to a Preferred Stock Rights Agreement, dated as of June 30, 2003 (the "Rights Agreement"), which Rights Agreement was amended on September 20, 2004;

         WHEREAS, the Rights Agreement currently provides that John N. Kapoor, Ph.D. ("Kapoor"), one of the founders of the Company, and his Affiliates could be or become the beneficial owner of up to 22% of the Company's Common Shares then outstanding without being deemed to be an Acquiring Person;

         WHEREAS, as of the date hereof, Kapoor and his Affiliates beneficially owned and as of the date hereof beneficially own 21.7% of the Common Shares outstanding;

         WHEREAS, the Board of Directors of the Company has approved certain changes to the definition of the term "Acquiring Person" in the Rights Agreement as more specifically set forth herein to increase from 22% to 30% the percentage of outstanding Common Shares which Kapoor, together with his Affiliates, must be or become the beneficial owner of before being deemed to be an Acquiring Person; and

         WHEREAS, pursuant to Section 27 of the Rights Agreement, the Board of Directors of the Company has determined that an amendment to the Rights Agreement as set forth herein is necessary and desirable, and the Company and the other parties hereto desire to evidence such amendment in writing.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

         1. Amendment of Section 1(a). Section 1(a) of the Rights Agreement is hereby amended by replacing "22%" with "30%" in each place where "22%" appears in such Section.

         2. Effectiveness. This Amendment shall be deemed effective as of the date first written above, as if executed on such date. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

         3. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

         4. Miscellaneous.

         (a) This Amendment may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         (b) If any provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, illegal or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.


                           [Signature page follows.]

                EXECUTED as of the date first set forth above.


Attest:                                         NEOPHARM, INC.


                                           By:
------------------------------                --------------------------------
Name:  Lawrence A. Kenyon                     Name:  Gregory P. Young
Title: Chief Financial Officer                Title: President and
       and Secretary                                 Chief Executive Officer


Attest:                                         COMPUTERSHARE INVESTOR
                                                SERVICES, L.L.C.


                                           By:
------------------------------                --------------------------------
Name:  Carol Wolniakowski                     Name:  Blanche Hurt
Title: Assistant Secretary                    Title: General Counsel

                                                                     EXHIBIT B

                         [Form of Joint Press Release]